Exhibit 10.1

                THIRD AMENDED AND RESTATED EMPLOYMENT AGREEMENT

     This Third Amended and Restated Employment Agreement ("Agreement") is made as of September 28, 2004, by and between Transaction Systems Architects, Inc., a Delaware corporation, ("Employer") and Gregory D. Derkacht ("Employee").

                             PRELIMINARY STATEMENTS

A. Employer and Employee have entered into that certain employment agreement dated as of December 3, 2001 pertaining to the terms of the employment of Employee by Employer, which agreement was amended and restated as of April 28, 2003 and December 15, 2003 (as amended and restated, the "Second Amended and Restated Employment Agreement").

B. Employer and Employee desire to amend and restate the Second Amended and Restated Employment Agreement as provided herein.

                                    AGREEMENT

The parties to this Agreement, intending to be legally bound, agree as follows:

     1. Employment. Subject to the terms and conditions of this Agreement, Employer hereby agrees to employ Employee, and Employee hereby accepts and agrees to such employment, upon the terms and conditions set forth herein and with such duties attendant to Employee's position as a senior executive officer of Employer and such other duties as shall be determined by the Board of Directors of Employer (the "Board").

     2. Term. The term of this Agreement, and Employee's employment hereunder, shall commence on September 28, 2004 and, unless earlier terminated, continue through June 30, 2006 (the "Term").

     3.  Duties. Employee shall, during the Term:

         (a) Execute Duties. Execute the duties attendant to his position as president and CEO of Employer, or such other position as the Board shall designate, and such additional duties as shall be determined and directed by the Board from time to time.

         (b) Board Service. Unless otherwise requested by the Board, serve as a member of the Board, subject to nomination by the Board and election by Employer's stockholders.

         (c) Full Efforts and Time. Consistent with the foregoing, Employee shall devote full business time, energy, and skill to the businesses of Employer, and to the promotion of Employer's best interests; provided, however, that this Agreement shall not preclude Employee from participating in the affairs of any governmental, educational or other charitable institution, from engaging in professional speaking and writing activities, and from serving as a member of the board of directors of other corporations or entities (subject to the approval by the Chairman of the Board) so long as such activities do not unreasonably interfere with the businesses of Employer or conflict with Employee's obligations under this Agreement.

         (d) Successor Planning; Transition Services. Without limiting the foregoing, as directed by the Board from time to time, Employee shall execute certain duties related to CEO successor planning. Nothing in this Agreement shall be construed to prohibit or otherwise limit Employer's ability to appoint a successor president or CEO (in each case, a "successor CEO") during the Term, and Employee acknowledges that he may be replaced as president and CEO of Employer at any time during the Term or thereafter. If Employer appoints a successor CEO, Employee acknowledges that he will thereafter no longer serve in the capacity of president and CEO of Employer but will continue to perform specified transition services for Employer as may be determined by the Board.
A change in Employee's title or offices, or a significant diminution of Employee's duties and responsibilities, position or status with Employer shall not constitute a termination, actual or constructive, of Employee's employment.

     4.  Compensation.

         (a) Base. Effective January 1, 2003, Employer shall pay Employee for all services to be performed by Employee during the Term a base salary (the "Base Salary") at the rate of $360,000 per year, payable in substantially equal semi-monthly payments in accordance with Employer's customary practice for other employees, as such practice may be determined from time to time. The Board may increase such Base Salary in its reasonable business judgment. The Board may decrease such Base Salary (i) as a result of a pro-rata across-the-board salary reduction for all executive level management employees of Employer, or (ii) to a rate of $180,000 per year if Employer appoints a successor CEO during the Term and the Board directs Employee to provide transition services on less than a full-time basis.

         (b) Management Incentive Compensation. In addition to the Base Salary, Employee shall be entitled to participate in Employer's annual Management Incentive Compensation Program approved by the Board ("MICP"), subject to the provisions of this Agreement. Employee's "on target" incentive compensation will be $150,000 per fiscal year prorated over the number of periods established under the MICP. The amount of incentive compensation payable to Employee with respect to a particular period will depend upon the achievement of (i) the financial results set forth in the MICP with respect to the fiscal period and (ii) such additional objectives as the Board may reasonably establish from time to time. The Board may increase or decrease the incentive compensation payable to Employee. In the event that Employer hires a successor CEO during the Term, Employee's participation in the MICP shall cease commencing with the fiscal quarter immediately succeeding the fiscal quarter in which a successor CEO is appointed.

         (c) Transition Services Bonus. If Employee performs the duties contemplated under this Agreement through June 30, 2006, including without limitation transition services contemplated under Section 3(d), Employer will pay Employee a one-time bonus (a "Transition Bonus") in the amount of $500,000 and, except as provided in Section 5(b), Employee shall not be entitled to any other compensation under this Agreement. The Transition Bonus will be paid in a lump sum in accordance with Employer's payroll practices in effect on June 30, 2006.

         (d) Business Expenses. In addition to the Base Salary set forth above, Employer agrees that during the Term Employee shall be entitled to reimbursement by Employer for all reasonable and documented business expenses incurred by him on Employer's behalf in the course of his employment hereunder in accordance with Employer's policy concerning the same.

         (e) Board Service. No separate or additional compensation will be paid to Employee with respect to service on the Board.

         (f) Stock Options. Employee has received three stock option grants from the Employer's existing stock option plans. The first grant was in the amount of 100,000 shares and was made on January 2, 2002. The second and third grants were in the amount of 200,000 shares each and were made February 19, 2002. The terms and conditions for each of the grants are set forth in separate stock option agreements. The stock option agreements for each of the grants are attached hereto as Exhibits B, C and D, respectively.

         (g) Legal Fees. Employer shall reimburse Employee for reasonable and documented fees incurred by Employee for legal advice and counsel obtained in connection with entering into this Agreement; provided, however, Employer's reimbursements hereunder shall be limited to an aggregate amount of $10,000.

     5.  Additional Benefits.

         (a) Participation in Benefit Plans. During the Term, Employee and his dependents shall be entitled to participate in and receive health insurance and other benefits ("Benefit Plans") under Employer's Benefit Plans, whether qualified plans or non-qualified plans, subject to and on a basis consistent with the terms, conditions, including eligibility requirements, and overall administration of such Benefit Plans as provided to similarly situated employees of Employer, as changed from time to time. Employee shall be entitled to a minimum of four weeks of paid vacation and holidays in accordance with Employer's policies in effect from time to time for its employees.

         (b) Continuation of Certain Benefits. If Employee performs the duties contemplated under this Agreement through June 30, 2006, Employee will be entitled to continued participation in Employer's group health plan until the earlier of (A) the date he becomes eligible to receive coverage and benefits under the health plan of a subsequent employer, or (B) June 30 2011; provided
(1) if Employee is precluded from continuing his participation in Employer's group health plan as provided herein, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in the group health plan, an amount equal to the after-tax economic equivalent of the benefits (net of Employee's contribution) provided under the plan; (2) the economic equivalent of any benefit foregone shall be deemed to be an amount equal to (i) the lowest cost that would be incurred by Employee in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis, minus (ii) the amount Employee would reasonably have been expected to contribute under Employer's group health plan; and (3) in no event shall the lump sum cash payment contemplated by this Section 5(b) exceed $30,000. Employee shall be eligible for group health plan continuation coverage under, and in accordance with, the Consolidated Omnibus Budget Reconciliation Act of 1965, as amended, when he ceases to be eligible for continued participation in Employer's group health plan.

     6.  Termination.

         (a)  Types of Termination.

              (i) For Cause by Employer. Any termination of Employee's employment by Employer for Cause (as defined in Exhibit A attached hereto) shall be authorized by a vote of at least a majority of the non-employee members of the Board within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (4) of the definition of Cause, Employee shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering Employee an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. Employee shall not be terminated for Cause if, within 30 days after the date of Employee's hearing before the Board (or if Employee waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused Employer to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to Employer. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that Employee has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

              Anything herein to the contrary notwithstanding, if, following a termination of Employee's employment by Employer for Cause based upon the conviction of Employee for a felony involving moral turpitude such conviction is finally overturned on appeal, Employee shall be entitled to the compensation provided in Sections 4(a) and 4(c) of the Severance Compensation Agreement. In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) of the Severance Compensation Agreement and the interest provided in the second sentence of Section 4(c) of the Severance Compensation Agreement, however, the compensation provided in Sections 4(a) and 4(c) of the Severance Compensation Agreement shall be increased by a 10% rate of interest, compounded annually, calculated from the date such compensation would have been paid if Employee's employment had been terminated without Cause.

              (ii) Death, Disability or Retirement of Employee. If Employee's employment is terminated during the Term due to the death, Disability (as defined below) or Retirement (as defined in Exhibit A) of Employee, then an amount equal to Employee's Base Salary (at the rate most recently in effect) shall be paid through the date of his death, Disability or Retirement, plus an amount in respect of any accrued but unused vacation days; provided, however, that if Employee's employment is terminated due to death, Disability or Retirement subsequent to a Change in Control, then the applicable provisions of the Severance Compensation Agreement shall govern, provided the Severance Compensation Agreement has not been earlier terminated.

              In addition to any other compensation provided for under this Agreement or the Severance Compensation Agreement, Employee's beneficiaries shall also receive any insurance benefits under the Benefit Plans to which Employee or his beneficiaries are entitled on the date of his death or Disability. Furthermore, if Employee's employment is terminated during the Term due to Disability, then Employee will be entitled to continued participation in all Benefit Plans or programs available to Employer's employees generally, until the earlier of (A) the date, or dates, he becomes eligible to receive coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (B) two years from the Termination Date; provided
(1) if Employee is precluded from continuing his participation in any Benefit Plan or program as provided in the preceding sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any Benefit Plan or program, the after-tax economic equivalent of the benefits (net of Employee's contribution) provided under the plan or program in which he is unable to participate for the period specified in the preceding sentence; and (2) the economic equivalent of any benefit foregone shall be deemed to be an amount equal to (i) the lowest cost that would be incurred by Employee in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis, minus (ii) the amount Employee would reasonably have been expected to contribute under Employer's group health plan. Employee shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1965, as amended, when he ceases to be eligible for continued participation in Employer's group health plan under this Section 6(a)(ii).

              As used in this Agreement, the term "Disability" shall mean the inability of Employee, due to physical or mental illness, with or without a reasonable accommodation, to perform his duties with Employer on a full-time basis for six months and, within 30 days after a notice of termination is thereafter given by Employer, Employee's failure to return to the full-time performance of Employee's duties as set forth in Section 3.

              In the case of the Disability or Retirement of Employee, the Noncompetition and Confidentiality and other provisions of Sections 7 and 8 hereof shall remain in effect.

              (iii) Without Cause by Employer. Employer may terminate the employment of Employee at any time without Cause after providing Employee with 30 days' prior written notice setting forth its intention to do so.

              (iv) Expiration of Term. The expiration of this Agreement is by its own term, as set forth in Section 2.

         (b) Compensation on Termination. Except as otherwise provided in the Severance Compensation Agreement, if Employee is terminated for Cause, death, Disability, Retirement, or voluntarily terminates his employment, Employee shall not be entitled to any compensation following the date of termination as defined below (the "Termination Date"):

              (i) for Cause by Employer - immediately upon the vote of a majority of the non-employee Board members as provided in Section 6(a)(i);

              (ii) for death, Disability or Retirement - for death or Retirement, immediately upon the date of such occurrence; for Disability, immediately upon expiration of the notice period described in Section 6(a)(ii) if Employee fails to return to the full-time performance of Employee's duties as set forth in Section 3; and

              (iv)  by its own term - on the date set forth in Section 2.

         (c) Compensation for Termination Without Cause. Subject to the provisions of this Agreement, in the event Employee is terminated by Employer without Cause prior to June 30, 2006, Employer shall pay to Employee $500,000.

         (d) Change in Control Compensation. Subject to the provisions of this Agreement, including without limitation Section 6(g), Employee shall be entitled to the compensation provided in the Severance Compensation Agreement pursuant to the terms stated in such agreement.

         (e) Expiration of Term. Subject to the provisions of this Agreement, including without limitation Sections 4(b), 5(b) and 6(g), if this Agreement remains in effect through the Term, Employee shall be entitled to the Transition Bonus and compensation provided under Section 5(b).

         (f) Notice of Termination. Any termination of Employee's employment by Employer pursuant to Section 6(a)(i) or 6(a)(iii) above shall be communicated by a written notice of termination to Employee.

         (g) Conflict in Benefits. To the extent that Employee is entitled to severance compensation pursuant to the terms of that certain amended and restated severance compensation agreement (the "Severance Compensation Agreement") dated as of the date hereof, a copy of which is attached hereto as Exhibit E, Employee's entitlement to any severance compensation (including the Transition Bonus) shall be determined under the Severance Compensation Agreement. Without limiting the foregoing, the parties expressly understand and agree that, if Employee is entitled to compensation under the Severance Compensation Agreement, Employee shall in no event be entitled to compensation pursuant to Section 4(c), 5(b) , 6(c) or 6(e) of this Agreement.

     7.  Noncompetition, Noninducement, Nonsolicitation, Release.

         (a) Employee hereby agrees that commencing on the date of this Agreement and continuing through 180 days after the termination date (the "Non-Compete Period"), he shall not singly, jointly, or as a member, employee, or agent of any partnership or as an officer, agent, employee, director or stockholder, or investor of any other corporation or entity, or in any other capacity, which is engaged in a similar business to that of Employer during the period of non-competition:

              (i) solicit, contact and/or service any person, firm, corporation, partnership, or entity of any kind whatsoever for purposes which are competitive to that of Employer, and for purposes similar to those performed by Employee for Employer, a client of Employer for which Employee performed service or had personal contact with on behalf of Employer during the last one year of Employee's employment with Employer; provided, that Employee shall be able to acquire and hold up to 1% of the outstanding shares of any publicly traded stock of any company, and an unlimited percentage of outstanding shares in the Employer, its parent, affiliates, or subsidiaries; and

              (ii) directly or indirectly induce or attempt to induce any person who, during the term of Employee's employment hereunder, was an employee, representative or agent of Employer or any of its affiliates to terminate his employment with Employer or any of its affiliates, or to violate the terms of any agreement between said employee, representative or agent and Employer or any of its affiliates.

         (b) It is understood and agreed by Employer and Employee that the time periods of the restrictions set forth in Section 7(a) of this Agreement are intended by Employer and Employee to be extended by any time period during which Employee violates the terms and conditions of Section 7(a). Notwithstanding anything which could be construed to the contrary, this Section 7(b) is not intended to and shall not be deemed to permit Employee to violate any term or condition of Section 7(a).

         (c) Prior to Employer providing any compensation under Section 4(c), 5(b) or 6(c) of this Agreement or under the Severance Compensation Agreement, Employee shall execute and deliver to Employer a release and waiver (the "Release") in substantially the form attached hereto as Exhibit F, with such changes therein and modifications thereto as Employer, in the exercise of its reasonable judgment, may determine to be required by applicable law or rule in any jurisdiction. Employer's obligation to provide any compensation under
Section 4(c), 5(b) or 6(c) under this Agreement, or under the Severance Compensation Agreement is expressly conditioned on Employee's prior execution and delivery of the Release.

         (d) In the event any of the provisions of this Agreement shall be held to be invalid or unenforceable, the remaining portions thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included herein.

         (e) Employer and Employee specifically agree that the provisions of Sections 7, 8, 9 ,10 and 15 shall survive the termination of this Agreement.

         (f) Employer and Employee agree that the provisions of this Section 7 may be waived in whole or in part by mutual agreement in writing by Employer and Employee.

     8. Confidentiality. Without the consent of Employer, Employee will not, during his Employment or after termination of this Agreement, (a) disclose any trade secret or proprietary or confidential knowledge or information of Employer or any affiliate of Employer to any person or entity (other than to Employer or stockholders, directors, officers or employees of Employer or representatives thereof), or (b) otherwise make use of any such secret, knowledge or information for other than Employers purposes, unless in the case of (a) or (b) above such secret, knowledge or information is readily ascertainable from publicly available information. Employee will hold confidential, on behalf of Employer as the property of Employer, all memoranda, manuals, books, papers, letters, documents, computer software and other similar property obtained during the course of performing duties under this Agreement, and will return such property to Employer at any time upon demand by Employer and, in any event, within three calendar days after termination of his employment under this Agreement or after the end of the Term.

     9.  Developments.

         (a) As used in this Agreement, the term "Employee Developments" shall mean all technological, financial, operating and training ideas, processes, methods and materials, specifically including, but not limited to, all inventions, discoveries, improvements, devices, apparatus, designs, practices, processes, methods, formulas, know-how, products, enhancements and all software, computer programs (including source code, object code, documentation and programmer's notes) and other works of authorship, whether or not patentable or copyrightable, developed, written, conceived or reduced to practice during Employee's employment by Employer or within a period of 90 days thereafter
(i) which result from any work performed by Employee for the Employer, or
(ii) which relate to the Employer's business or research or development of the Employer at the time Employee develops, writes, conceives or reduces to practice any of the foregoing, alone or with others.

         (b) Employee shall promptly disclose all Employee Developments to the Employer and make available to the Employer any work papers, drawings, designs, schematics, specifications, descriptions, models, diskettes, computer tapes, source codes or other tangible incidents of Employee Developments. Employee agrees that all Employee Developments shall be considered work made by Employee for the Employer and prepared within the scope of Employee's employment and that all right, title and ownership interest in and to Employee Developments, including, without limitation, copyright, trade secret, patent or other intellectual property rights, shall exclusively vest in and be retained by the Employer, both during and following the term of employment. Employee agrees to perform upon request of the Employer any acts that may be necessary or convenient during his term of employment or thereafter to establish, perfect, evidence, register, transfer, assign or convey ownership of Employee Developments in or to the Employer, to the fullest extent possible, including without limitation, assignment to the Employer of all ownership, copyright, trade secret, patent and other intellectual property rights without any further consideration.

    10.  Remedies.

         (a) Employer shall be entitled, if it elects, to enjoin any breach or threatened breach of, or enforce the specific performance of, the obligations of Employee under Sections 7 and 8, without showing any actual damage or that monetary damages would be inadequate. Any such equitable remedy will not be the sole and exclusive remedy for any such breach, and Employer may pursue other remedies for such a breach.

         (b) Any court proceeding to enforce the specific performance provisions of this Agreement may be commenced in the federal courts located in the State of Nebraska, or in the absence of federal jurisdiction, the state courts of Nebraska having jurisdiction. Employer and Employee submit to the jurisdiction of such courts and waive any objection which they may have to the pursuit of any such proceeding in any such court for purposes of specific performance only.

    11. Employer Assignment. Employer may assign this Agreement, provided, however, that in the event of such assignment by the Employer, Employer's obligations hereunder shall be binding legal obligations and shall inure to the benefit of any successor.

    12. Location. Employee agrees to reside in Omaha, Nebraska during the Term. In the event that a successor CEO is appointed during the Term, Employee's obligation to reside in Omaha, Nebraska shall terminate upon the earlier of (i) 120 days after the appointment of the successor CEO, or such longer period as the Board may request, and (ii) June 30, 2006.

    13. Benefits Unfunded. All rights of Employee and his spouse or other beneficiary under this Agreement shall at all times be entirely unfunded and no provision shall at any time be made with respect to segregating any assets of Employer for payment of any amounts due hereunder. Neither Employee nor his spouse or other beneficiary shall have any interest in or rights against any specific assets of Employer.

    14. Waiver. No waiver by any party at any time of any breach by any other party of, or compliance with, any condition or provision of this Agreement to be performed by any other party shall be deemed a waiver of any other provisions or conditions at the same time or at any prior or subsequent time.

    15. Applicable Law. This Agreement shall be construed and interpreted pursuant to the laws of the State of Nebraska without giving effect to the conflict of laws provisions thereof.

    16. Entire Agreement. This Agreement and the Severance Compensation Agreement contain the entire agreement between Employer and Employee and supersede any and all previous agreements, written or oral, between the parties relating to the subject matter hereof and thereof including, without limitation, the Second Amended and Restated Employment Agreement. In the event of a conflict between the provisions of this Agreement and the provisions contained in the Severance Compensation Agreement, the provisions of this Agreement shall govern. No amendment or modification of the terms of this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by Employer and Employee.

    17. Counterparts. This Agreement may be executed in counterparts and by facsimile signatures, each of which shall be deemed an original, and all of which taken together shall constitute one instrument.

    18. Severability. In the event any provision of this Agreement is held illegal or invalid, the remaining provisions of this Agreement shall not be affected thereby.

    19. Notice. Notices under this Agreement shall be in writing and sent by registered mail, return receipt requested, to the following addresses or to such other addresses as the party being notified may have previously furnished to the others by written notice.

If to Employer or its Board of Directors:

                                    Transaction Systems Architects, Inc.
                                    Attn:   Chairman of the Board
                                    224 South 108th Avenue
                                    Omaha, NE 68154
with a copy to:
                                    Transaction Systems Architects, Inc.
                                    Attn: General Counsel
                                    224 South 108th Avenue
                                    Omaha, Nebraska 68154

If to Employee:
                                    Gregory D. Derkacht
                                    [Address]


Such notices shall be deemed received three business days after they are so sent.

         IN WITNESS WHEREOF, the parties have executed this Agreement, on the day and year first above written.

                                            Transaction Systems Architects, Inc.
                                            ("Employer")



                                            By: /s/  Dennis P. Byrnes
                                               ---------------------------------
                                            Its: Senior Vice President


                                            Gregory D. Derkacht
                                            ("Employee")


                                            /s/ Gregory D. Derkacht
                                            ------------------------------------





Exhibit A - Certain Definitions
Exhibit B - Stock Option Agreement (January 2, 2002)
Exhibit C - Stock Option Agreement (February 19, 2002)
Exhibit D - Stock Option Agreement (February 19, 2002)
Exhibit E - Severance Compensation Agreement
Exhibit F - General Release

                                    EXHIBIT A

                               CERTAIN DEFINITIONS



Change in Control

For purposes of this Agreement, "Change in Control" shall have the meaning ascribed to that term in the Severance Compensation Agreement.


Retirement

For purposes of this Agreement, "Retirement" shall mean termination by Employer or Employee of Employee's employment based on Employee's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with Employee's consent with respect to Employee.


Cause

For purposes of this Agreement, "Cause" shall mean: (1) Employee's conviction of a felony involving moral turpitude; (2) Employee's breach of this Agreement; (3) Employees breach of Employer's Code of Business Conduct and Ethics or Code of Ethics for the Chief Executive Officer and Senior Financial Officers, as the same may be amended from time to time; or (4) Employee's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from Employee's incapacity due to physical or mental illness) which has resulted, or in all probability is likely to result, in material economic damage to the Employer. Notwithstanding the foregoing, no act or failure to act by Employee will constitute "Cause" under clause (4) of this definition if Employee reasonably believed in good faith that such act or failure to act was in the best interest of the Employer.

                                    EXHIBIT B









--------------------------------------------------------------------------------

================================================================================



                              AMENDED AND RESTATED
                             STOCK OPTION AGREEMENT

                                      UNDER

                      TRANSACTION SYSTEMS ARCHITECTS, INC.
                             1999 STOCK OPTION PLAN
                                  as amended by
                     the Stockholders on February 22, 2000,
                     the Board of Directors on May 5, 2000,
                   the Stockholders on February 20, 2001, and
                      the Stockholders on February 19, 2002

                                    US MASTER
================================================================================

--------------------------------------------------------------------------------



















                               GREGORY D. DERKACHT

                                TABLE OF CONTENTS


                                                                           Page

1.  GRANT OF NON-QUALIFIED STOCK OPTION...................................... 1

2.  TERMS OF PLAN............................................................ 1

3.  EXERCISE PRICE........................................................... 2

4.  EXERCISE OF OPTION....................................................... 2

    4.1      Time of Exercise of Option...................................... 2
    4.2      Acceleration of Option.......................................... 2
    4.3      Termination of Option........................................... 5
    4.4      Effect of Optionee's Disability or Death........................ 5
    4.5      Limitations on Exercise of Option............................... 5
    4.6      Method of Exercise of Option
             Cash Exercise................................................... 6
             Same-Day-Sale Exercise.......................................... 6
             Sell-to-Cover Exercise.......................................... 6
    4.7      Parachute Limitations........................................... 7

5.  TRANSFERABILITY OF OPTIONS............................................... 8

6.  RIGHTS AS STOCKHOLDER.................................................... 8

7.  WITHHOLDING OF TAXES..................................................... 8

8.  DISCLAIMER OF RIGHTS..................................................... 8

9.  INTERPRETATION OF THIS OPTION AGREEMENT.................................. 8

10. GOVERNING LAW............................................................ 9

11. BINDING EFFECT........................................................... 9

12. NOTICE................................................................... 9

13. ENTIRE AGREEMENT......................................................... 9

    SIGNATURE PAGE (TO BE COMPLETED AND RETURNED)

--------------------------------------------------------------------------------

================================================================================

                              AMENDED AND RESTATED
                             STOCK OPTION AGREEMENT
                      TRANSACTION SYSTEMS ARCHITECTS, INC.
                             1999 STOCK OPTION PLAN
                                  as amended by
                     the Stockholders on February 22, 2000,
                     the Board of Directors on May 5, 2000,
                   the Stockholders on February 20, 2001, and
                      the Stockholders on February 19, 2002

================================================================================

--------------------------------------------------------------------------------

This Stock Option Agreement (the "Option Agreement"), which was originally made as of January 2, 2002 (the "Original Date of Grant"), by and between Transaction Systems Architects, Inc., ("TSA") a Delaware corporation (the "Corporation") and GREGORY D. DERKACHT, an employee of the Corporation or its subsidiaries (the "Optionee"), is amended and restated effective as of February 26, 2004.

WHEREAS, the Board of Directors of the Corporation has duly adopted and approved the 1999 Stock Option Plan (the "Plan"), which Plan authorizes the Corporation to grant to eligible individuals options for the purchase of shares of the Corporation's Class A Common Stock (the "Stock"); and

WHEREAS, the Corporation has determined that it is desirable and in its best interests to grant the Optionee, pursuant to the Plan, an option to purchase a certain number of shares of Stock, in order to provide the Optionee with an incentive to advance the interests of the Corporation, all according to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:


1.  GRANT OF NON-QUALIFIED STOCK OPTION

Subject to the terms of the Plan, the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation, on the terms and subject to the conditions set forth in the Plan and in this Agreement, 100,000 (one hundred thousand) shares of Class A Common Stock. This Option shall not constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


2.  TERMS OF PLAN

The Option granted pursuant to this Option Agreement is granted subject to the terms and conditions set forth in the Plan, a copy of which is attached to this Option Agreement. All terms and conditions of the Plan, as may be amended from time to time, are hereby incorporated into this Option Agreement by reference and shall be deemed to be part of this Option Agreement, without regard to whether such terms and conditions (including, for example, provisions relating to certain changes in capitalization of the Corporation) are not otherwise set forth in this Option Agreement. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.


3.  EXERCISE PRICE

The Exercise Price for the shares of Stock subject to the Option granted by this Option Agreement is $11.86 per share.


4.  EXERCISE OF OPTION

Except as otherwise provided herein, and subject to the provisions of the Plan (including restrictions on the transferability of the Option and special provisions relating to exercise or termination of the Option following the Optionee's termination of employment, disability, death or retirement or certain changes in capitalization of the Corporation), the Option granted pursuant to this Option Agreement shall be subject to exercise as follows:


4.1 Time of Exercise of Option

The Optionee may exercise the Option (subject to the limitations on exercise set forth in this Agreement and in the Plan), in installments as follows:

    (i) Subject to Section 4.2, no Option may be exercised during the first year from the Original Date of Grant;

    (ii) Subject to Section 4.2, after one year from the Original Date of Grant, the Option shall be exercisable in respect of 33 and 1/3 percent of the number of shares specified in Section 1 above; and

    (iii) Subject to Section 4.2, after the expiration of each of the second, and third years from the Original Date of Grant, the Option shall be exercisable in respect of an additional 33 and 1/3 percent of such shares specified in Section 1 above.

The foregoing installments, to the extent not exercised, shall accumulate and be exercisable, in whole or in part, at any time and from time to time, after becoming exercisable and prior to the termination of the Option; provided, that no single exercise of the Option shall be for less than 100 shares, unless at the time of the exercise, the maximum number of shares available for purchase under this Option is less than 100 shares. In no event shall the Option be exercised for a fractional share.


4.2 Acceleration of Option.

    Notwithstanding any other provision of this Agreement to the contrary, the Option granted hereby shall become immediately exercisable upon the occurrence of a Change in Control (as hereinafter defined) of the Corporation if Optionee is an employee of the Corporation or any of its subsidiaries on the date of the consummation of such Change in Control.

    For purposes of this Section 4.2, a "Change in Control" means the occurrence of any of the following events:

       (i) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the then-outstanding Voting Stock of the Corporation; provided, however, that:

                     (1) for purposes of this paragraph (i), the following
                  acquisitions shall not constitute a Change in Control: (A) any acquisition of Voting Stock of the Corporation directly from the Corporation that is approved by a majority of the Incumbent Directors, (B) any acquisition of Voting Stock of the Corporation by the Corporation or any subsidiary of the Corporation, (C) any acquisition of Voting Stock of the Corporation by the trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any subsidiary of the Corporation, and (D) any acquisition of Voting Stock of the Corporation by any Person pursuant to a Business Transaction that complies with clauses (A), (B) and (C) of subparagraph (i)(3) below;

                     (2) if any Person is or becomes the beneficial owner
                  of 20% or more of combined voting power of the then-outstanding Voting Stock of the Corporation as a result of a transaction described in clause (A) of subparagraph
                  (i)(1) above and such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Corporation representing 1% or more of the then-outstanding Voting Stock of the Corporation, other than in an acquisition directly from the Corporation that is approved by a majority of the Incumbent Directors or other than as a result of a stock dividend, stock split or similar transaction effected by the Corporation in which all holders of Voting Stock are treated equally, such subsequent acquisition shall be treated as a Change in Control;

                     (3) a Change in Control will not be deemed to have
                  occurred if a Person is or becomes the beneficial owner of 20% or more of the Voting Stock of the Corporation as a result of a reduction in the number of shares of Voting Stock of the Corporation outstanding pursuant to a transaction or series of transactions that is approved by a majority of the Incumbent Directors unless and until such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Corporation representing 1% or more of the then-outstanding Voting Stock of the Corporation, other than as a result of a stock dividend, stock split or similar transaction effected by the Corporation in which all holders of Voting Stock are treated equally; and

                     (4) if at least a majority of the Incumbent Directors
                  determine in good faith that a Person has acquired beneficial ownership of 20% or more of the Voting Stock of the Corporation inadvertently, and such Person divests as promptly as practicable but no later than the date, if any, set by the Incumbent Board a sufficient number of shares so that such Person beneficially owns less than 20% of the Voting Stock of the Corporation, then no Change in Control shall have occurred as a result of such Person's acquisition; or

       (ii) a majority of the Board ceases to be comprised of Incumbent Directors; or

       (iii) the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of the stock or assets of another corporation, or other transaction (each, a "Business Transaction"), unless, in each case, immediately following such Business Transaction (A) the Voting Stock of the Corporation outstanding immediately prior to such Business Transaction continues to represent (either by remaining outstanding or by being converted into Voting Stock of the surviving entity or any parent thereof), more than 60% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction (including, without limitation, an entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries), (B) no Person (other than the Corporation, such entity resulting from such Business Transaction, or any employee benefit plan (or related trust) sponsored or maintained by the Corporation, any subsidiary of the Corporation or such entity resulting from such Business Transaction) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Transaction were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Transaction; or

       (iv) approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation, except pursuant to a Business Transaction that complies with clauses (A), (B) and (C) of paragraph (iii).

    For purposes of this Section 4.2, the term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    For purposes of this Section 4.2, the term "Incumbent Directors" means the individuals who, as of the date hereof, are Directors of the Corporation and any individual becoming a Director subsequent to the date hereof whose election, nomination for election by the Corporation's shareholders, or appointment, was approved by a vote of at least two-thirds of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual's election or appointment to the Board occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

    For purposes of this Section 4.2, the term "Voting Stock" means securities entitled to vote generally in the election of directors.


4.3 Termination of Option

The Option shall terminate upon the earlier of the expiration of a period of (i) ten years from the Original Date of Grant, or (ii) one month from the date of the Optionee's termination of employment with the Corporation or a subsidiary; provided, however, that if such termination of employment falls within the scope of one of the provisions of the Plan providing for an extended exercise period in excess of one month, the Option shall terminate upon the expiration of the extended period, as specified in such provision, after the Optionee's termination of employment with the Corporation or a subsidiary within which the Option is exercisable.


4.4 Effect of Optionee's Disability or Death

If the Optionee ceases to be an Employee of the Corporation or a Subsidiary of the Corporation by reason of Disability, the unexercised portion of any Option held by such Optionee at that time will become immediately vested and will be exercisable for the shorter of one year from the date on which the Optionee ceased to be so employed or the remaining Option term. If the Optionee does not exercise the Option within the time specified, such Option shall terminate. The Corporation shall have the authority to determine the date an Optionee ceases to be an Employee by reason of Disability.

If the Optionee dies while employed by the Corporation or a Subsidiary of the Corporation (or dies within a period of one month after ceasing to be an Employee for any reason other than Disability or within a period of one year after ceasing to be an Employee by reason of Disability), the unexercised portion of any Option held by such Optionee at the time of death will become immediately vested and will be exercisable for the shorter of one year from the date of such Optionee's death, or the remaining Option term. Such Option may be exercised by the executor or administrator of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. If the Option is not exercised within the time specified, such Option shall terminate.


4.5 Limitations on Exercise of Option

Notwithstanding the foregoing Subsections, in no event may the Option be exercised, in whole or in part, after ten years following the Original Date of Grant, or after the occurrence of an event which results in termination of the Option under the Plan.


4.6 Method of Exercise of Option

Cash Exercise (to exercise and retain the Shares): Subject to the terms and conditions of this Option Agreement, the Option may be exercised by delivering written notice of exercise to the Corporation, at its principal office, addressed to the attention of Stock Option Administration, or to the agent/broker designated by the Corporation, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised plus the full amount of all applicable withholding taxes due on the Option exercise. Payment of the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option shall be made either in cash or by certified check payable to the order of the Corporation. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option, as the Corporation may require in its sole discretion. Promptly after exercise of the Option as provided for above, the Corporation shall deliver to the person exercising the Option a certificate or certificates for the shares of Stock being purchased.

Same-Day-Sale Exercise (to exercise and immediately sell all the Shares):
Subject to the terms and conditions of this Option Agreement, the Option may be exercised by delivering written notice of exercise to the agent/broker designated by the Corporation, which notice shall specify the number of shares for which the Option is being exercised and irrevocable instructions to promptly
(1) sell all of the shares of Stock to be issued upon exercise and (2) remit to the Corporation the portion of the sale proceeds sufficient to pay the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option and all applicable taxes due on the Option exercise. The agent/broker shall request issuance of the shares and immediately and concurrently sell the shares on the Optionee's behalf. Payment of the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option, any brokerage fees, transfer fees, and all applicable taxes due on the Option exercise, shall be deducted from the proceeds of the sale of the shares. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option, as the Corporation may require in its sole discretion. Promptly after exercise of the Option as provided for above, the agent/broker shall deliver to the person exercising the Option the net proceeds from the sale of the shares of Stock being exercised and sold.

Sell-to-Cover Exercise (to exercise and immediately sell a portion of the Shares): Subject to the terms and conditions of this Option Agreement, the Option may be exercised by delivering written notice of exercise to the agent/broker designated by the Corporation, which notice shall specify the number of shares for which the Option is being exercised and irrevocable instructions to promptly (1) sell the portion (which must be a whole number) of the shares of Stock to be issued upon exercise sufficient to generate proceeds to pay the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option, any brokerage or transfer fees, and all applicable taxes due on the Option exercise (collectively the "Exercise Costs") and (2) remit to the Corporation a sufficient portion of the sale proceeds to pay the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option and all applicable taxes due on the Option exercise. The agent/broker shall request issuance of the shares and immediately and concurrently sell on the Optionee's behalf only such number of the Shares as is required to generate proceeds sufficient to pay the Exercise Costs. Promptly after exercise of the Option as provided for above, the Corporation shall deliver to the person exercising the Option a certificate for the shares of Stock issued upon exercise which are not sold to pay the Exercise Costs. Promptly after exercise of the Option as provided for above, the agent/broker shall deliver to the person exercising the Option any net proceeds from the sale of the Shares in excess of the Exercise Costs. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option, as the Corporation may require in its sole discretion.

The Option shall not be exercisable if and to the extent the Corporation determines such exercise or method of exercise would violate applicable securities laws, the rules and regulations of any securities exchange or quotation system on which the Stock is listed, or the Company's policies and procedures. An attempt to exercise the Option granted hereunder other than as set forth above shall be invalid and of no force and effect.


4.7 Parachute Limitations

Notwithstanding any other provision of this Option Agreement or the Plan or any other agreement, contract or understanding heretofore or hereafter entered into by the Optionee with the Corporation (or any subsidiary or affiliate thereof), except an agreement, contract or understanding hereafter entered into that expressly modifies or excludes application of this Subsection (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangements heretofore or hereafter adopted by the Corporation (or any such subsidiary or affiliate) for the direct or indirect compensation of the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (an "Other Benefit Plan"), the Optionee shall not have any right to exercise an Option or receive any payment or other benefit under this Option Agreement, any Other Agreement, or any Other Benefit Plan if such right to exercise, payment or benefit, taking into account all other rights, payments or benefits to or for the Optionee under this Option Agreement, all Other Agreements and all Other Benefit Plans, would cause any right, payment or benefit to the Optionee under this Option Agreement to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment"). In the event that the receipt of any such right to exercise or any other payment or benefit under this Option Agreement, any Other Agreement or any Other Benefit Plan would cause the Optionee to be considered to have received a Parachute Payment under this Agreement, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments or benefits under this Option Agreement, any Other Agreements, and/or any Other Benefit Plans, which should be reduced or eliminated so as to avoid having the right, payment or benefit to the Optionee under this Option Agreement be deemed to be a Parachute Payment.


5.  TRANSFERABILITY OF OPTIONS

During the lifetime of an Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.


6.  RIGHTS AS STOCKHOLDER

Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a stockholder of the Corporation in respect of any shares of Stock issuable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee's estate) has been entered as the stockholder or record on the books of the Corporation.


7.  WITHHOLDING OF TAXES

The parties hereto recognize that the Corporation or a subsidiary may be obligated to withhold federal, state and/or local income taxes and Social Security taxes to the extent that the Optionee realizes ordinary income in connection with the exercise of the Option or in connection with a disposition of any shares of Stock acquired by exercise of the Option. The Optionee agrees that the Corporation or a subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Optionee, and also agrees that upon demand the Optionee will promptly pay to the Corporation or a subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or by check payable to the order of the Corporation or a subsidiary.


8.  DISCLAIMER OF RIGHTS

No provision in this Option Agreement shall be construed to confer upon the Optionee the right to be employed by the Corporation or any subsidiary, or to interfere in any way with the right and authority of the Corporation or any subsidiary either to increase or decrease the compensation of the Optionee at any time, or to terminate any employment or other relationship between the Optionee and the Corporation or any subsidiary.


9.  INTERPRETATION OF THIS OPTION AGREEMENT

All decisions and interpretations made by the Board or the Compensation Committee thereof with regard to any question arising under the Plan or this Option Agreement shall be binding and conclusive on the Corporation and the Optionee and any other person entitled to exercise the Option as provided for herein.


10. GOVERNING LAW

This Option Agreement shall be governed by the laws of the State of Delaware (but not including the choice of law rules thereof).


11. BINDING EFFECT

Subject to all restrictions provided for in this Option Agreement, the Plan, and by applicable law relating to assignment and transfer of this Option Agreement and the option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.


12. NOTICE

Any notice hereunder by the Optionee to the Corporation shall be in writing and shall be deemed duly given if mailed or delivered to the Corporation at its principal office, addressed to the attention of Stock Plan Administration or if so mailed or delivered to such other address as the Corporation may hereafter designate by notice to the Optionee. Any notice hereunder by the Corporation to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Corporation.


13. ENTIRE AGREEMENT

This Option Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral (including, without limitation, the Stock Option Agreement between the Corporation and Optionee dated January 2, 2002), of the parties hereto with respect to the subject matter hereof. Except for amendments to the Plan incorporated into this Option Agreement by reference pursuant to Section 2 above, neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Optionee; provided, however, that the Corporation unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

                                 SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Option Agreement, or caused this Amended and Restated Option Agreement to be duly executed on their behalf, as of the day and year first above written.

Transaction Systems Architects, Inc.:     Optionee:

By:                                       By:
   ----------------------------------        -----------------------------------
   Dennis P. Byrnes, Secretary               Gregory D. Derkacht


                                       ADDRESS FOR NOTICE TO OPTIONEE:


                                       -----------------------------------------
                                       Number         Street        Apt.


                                       -----------------------------------------
                                       City       State            Zip Code


                                       -----------------------------------------
                                       SS#                         Hire Date


                                       DESIGNATED BENEFICIARY:


                                       -----------------------------------------
                                       Please Print Last Name, First Name MI


                                       -----------------------------------------
                                       Beneficiary's Street Address


                                       -----------------------------------------
                                       City       State            Zip Code


                                       -----------------------------------------
                                       Beneficiary's Social Security Number

         I understand that in the event of my death, the above named beneficiary will have control of any unexercised options remaining in my account at that time. If no beneficiary is designated or if the named beneficiary does not survive me, the options will become part of my estate. This beneficiary designation does NOT apply to stock acquired by the exercise of options prior to my death.


                                       -----------------------------------------
                                       SIGNATURE                    DATE

--------------------------------------------------------------------------------
After completing this page, please make a copy for your records and return it to Stock Plan Administration, Transaction Systems Architects, Inc., 224 S. 108 Avenue, Omaha, NE 68154
--------------------------------------------------------------------------------

1999 Stock Option Plan - US Plan
100,000 Shares            $11.86/Share Exercise Price            January 2, 2002

                                    EXHIBIT C



--------------------------------------------------------------------------------

================================================================================



                              AMENDED AND RESTATED
                             STOCK OPTION AGREEMENT

                                      UNDER

                      TRANSACTION SYSTEMS ARCHITECTS, INC.
                             1999 STOCK OPTION PLAN
                                  as amended by
                     the Stockholders on February 22, 2000,
                     the Board of Directors on May 5, 2000,
                   the Stockholders on February 20, 2001, and
                      the Stockholders on February 19, 2002

                                    US MASTER
================================================================================

--------------------------------------------------------------------------------





















                               GREGORY D. DERKACHT

                                 TABLE OF CONTENTS


                                                                           Page

1.  GRANT OF NON-QUALIFIED STOCK OPTION...................................... 1

2.  TERMS OF PLAN............................................................ 1

3.  EXERCISE PRICE........................................................... 2

4.  EXERCISE OF OPTION....................................................... 2

    4.1      Time of Exercise of Option...................................... 2
    4.2      Acceleration of Option.......................................... 3
    4.3      Termination of Option........................................... 5
    4.4      Effect of Optionee's Disability or Death........................ 5
    4.5      Limitations on Exercise of Option............................... 6
    4.6      Method of Exercise of Option
             Cash Exercise................................................... 6
             Same-Day-Sale Exercise.......................................... 6
             Sell-to-Cover Exercise.......................................... 6
    4.7      Parachute Limitations........................................... 7

5.  TRANSFERABILITY OF OPTIONS............................................... 8

6.  RIGHTS AS STOCKHOLDER.................................................... 8

7.  WITHHOLDING OF TAXES..................................................... 8

8.  DISCLAIMER OF RIGHTS..................................................... 8

9.  INTERPRETATION OF THIS OPTION AGREEMENT.................................. 9

10. GOVERNING LAW............................................................ 9

11. BINDING EFFECT........................................................... 9

12. NOTICE................................................................... 9

13. ENTIRE AGREEMENT......................................................... 9

    SIGNATURE PAGE (TO BE COMPLETED AND RETURNED)

--------------------------------------------------------------------------------

================================================================================

                              AMENDED AND RESTATED
                             STOCK OPTION AGREEMENT
                      TRANSACTION SYSTEMS ARCHITECTS, INC.
                             1999 STOCK OPTION PLAN
                                  as amended by
                     the Stockholders on February 22, 2000,
                     the Board of Directors on May 5, 2000,
                   the Stockholders on February 20, 2001, and
                      the Stockholders on February 19, 2002

================================================================================

--------------------------------------------------------------------------------


This Stock Option Agreement (the "Option Agreement"), which was originally made as of February 19, 2002 (the "Original Date of Grant"), by and between Transaction Systems Architects, Inc., ("TSA") a Delaware corporation (the "Corporation") and GREGORY D. DERKACHT, an employee of the Corporation or its subsidiaries (the "Optionee"), is amended and restated effective as of February 26, 2004.

WHEREAS, the Board of Directors of the Corporation has duly adopted and approved the 1999 Stock Option Plan (the "Plan"), which Plan authorizes the Corporation to grant to eligible individuals options for the purchase of shares of the Corporation's Class A Common Stock (the "Stock"); and

WHEREAS, the Corporation has determined that it is desirable and in its best interests to grant the Optionee, pursuant to the Plan, an option to purchase a certain number of shares of Stock, in order to provide the Optionee with an incentive to advance the interests of the Corporation, all according to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:


1.  GRANT OF NON-QUALIFIED STOCK OPTION

Subject to the terms of the Plan, the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation, on the terms and subject to the conditions set forth in the Plan and in this Agreement, 200,000 shares of Class A Common Stock. This Option shall not constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


2.  TERMS OF PLAN

The Option granted pursuant to this Option Agreement is granted subject to the terms and conditions set forth in the Plan, a copy of which is attached to this Option Agreement. All terms and conditions of the Plan, as may be amended from time to time, are hereby incorporated into this Option Agreement by reference and shall be deemed to be part of this Option Agreement, without regard to whether such terms and conditions (including, for example, provisions relating to certain changes in capitalization of the Corporation) are not otherwise set forth in this Option Agreement. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.


3.  EXERCISE PRICE

The Exercise Price for the shares of Stock subject to the Option granted by this Option Agreement is $9.80 per share.


4.  EXERCISE OF OPTION

Except as otherwise provided herein, and subject to the provisions of the Plan (including restrictions on the transferability of the Option and special provisions relating to exercise or termination of the Option following the Optionee's termination of employment, disability, death or retirement or certain changes in capitalization of the Corporation), the Option granted pursuant to this Option Agreement shall be subject to exercise as follows:


4.1 Time of Exercise of Option

The Optionee may exercise the Option (subject to the limitations on exercise set forth in this Agreement and in the Plan), in installments as follows:

    (i) Subject to Section 4.2, no Option may be exercised during the first year from the Original Date of Grant;

    (ii) Subject to Section 4.2, after one year from the Original Date of Grant, the Option shall be exercisable in respect of 33 and 1/3 percent of the number of shares specified in Section 1 above; and

    (iii) Subject to Section 4.2, after the expiration of each of the second, and third years from the Original Date of Grant, the Option shall be exercisable in respect of an additional 33 and 1/3 percent of such shares specified in Section 1 above.

The foregoing installments, to the extent not exercised, shall accumulate and be exercisable, in whole or in part, at any time and from time to time, after becoming exercisable and prior to the termination of the Option; provided, that no single exercise of the Option shall be for less than 100 shares, unless at the time of the exercise, the maximum number of shares available for purchase under this Option is less than 100 shares. In no event shall the Option be exercised for a fractional share.


4.2 Acceleration of Option.

    Notwithstanding any other provision of this Agreement to the contrary, the Option granted hereby shall become immediately exercisable upon the occurrence of a Change in Control (as hereinafter defined) of the Corporation if Optionee is an employee of the Corporation or any of its subsidiaries on the date of the consummation of such Change in Control.

    For purposes of this Section 4.2, a "Change in Control" means the occurrence of any of the following events:

       (i) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the then-outstanding Voting Stock of the Corporation; provided, however, that:

                     (1) for purposes of this paragraph (i), the following
                  acquisitions shall not constitute a Change in Control: (A) any acquisition of Voting Stock of the Corporation directly from the Corporation that is approved by a majority of the Incumbent Directors, (B) any acquisition of Voting Stock of the Corporation by the Corporation or any subsidiary of the Corporation, (C) any acquisition of Voting Stock of the Corporation by the trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any subsidiary of the Corporation, and (D) any acquisition of Voting Stock of the Corporation by any Person pursuant to a Business Transaction that complies with clauses (A), (B) and (C) of subparagraph (i)(3) below;

                     (2) if any Person is or becomes the beneficial owner
                  of 20% or more of combined voting power of the then-outstanding Voting Stock of the Corporation as a result of a transaction described in clause (A) of subparagraph
                  (i)(1) above and such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Corporation representing 1% or more of the then-outstanding Voting Stock of the Corporation, other than in an acquisition directly from the Corporation that is approved by a majority of the Incumbent Directors or other than as a result of a stock dividend, stock split or similar transaction effected by the Corporation in which all holders of Voting Stock are treated equally, such subsequent acquisition shall be treated as a Change in Control;

                     (3) a Change in Control will not be deemed to have
                  occurred if a Person is or becomes the beneficial owner of 20% or more of the Voting Stock of the Corporation as a result of a reduction in the number of shares of Voting Stock of the Corporation outstanding pursuant to a transaction or series of transactions that is approved by a majority of the Incumbent Directors unless and until such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Corporation representing 1% or more of the then-outstanding Voting Stock of the Corporation, other than as a result of a stock dividend, stock split or similar transaction effected by the Corporation in which all holders of Voting Stock are treated equally; and

                     (4) if at least a majority of the Incumbent Directors
                  determine in good faith that a Person has acquired beneficial ownership of 20% or more of the Voting Stock of the Corporation inadvertently, and such Person divests as promptly as practicable but no later than the date, if any, set by the Incumbent Board a sufficient number of shares so that such Person beneficially owns less than 20% of the Voting Stock of the Corporation, then no Change in Control shall have occurred as a result of such Person's acquisition; or

       (ii) a majority of the Board ceases to be comprised of Incumbent Directors; or

       (iii) the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of the stock or assets of another corporation, or other transaction (each, a "Business Transaction"), unless, in each case, immediately following such Business Transaction (A) the Voting Stock of the Corporation outstanding immediately prior to such Business Transaction continues to represent (either by remaining outstanding or by being converted into Voting Stock of the surviving entity or any parent thereof), more than 60% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction (including, without limitation, an entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries),
    (B) no Person (other than the Corporation, such entity resulting from such Business Transaction, or any employee benefit plan (or related trust) sponsored or maintained by the Corporation, any subsidiary of the Corporation or such entity resulting from such Business Transaction) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Transaction were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Transaction; or

       (iv) approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation, except pursuant to a Business Transaction that complies with clauses (A), (B) and (C) of paragraph (iii).

    For purposes of this Section 4.2, the term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    For purposes of this Section 4.2, the term "Incumbent Directors" means the individuals who, as of the date hereof, are Directors of the Corporation and any individual becoming a Director subsequent to the date hereof whose election, nomination for election by the Corporation's shareholders, or appointment, was approved by a vote of at least two-thirds of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual's election or appointment to the Board occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

    For purposes of this Section 4.2, the term "Voting Stock" means securities entitled to vote generally in the election of directors.


4.3 Termination of Option

The Option shall terminate upon the earlier of the expiration of a period of (i) ten years from the Original Date of Grant, or (ii) one month from the date of the Optionee's termination of employment with the Corporation or a subsidiary; provided, however, that if such termination of employment falls within the scope of one of the provisions of the Plan providing for an extended exercise period in excess of one month, the Option shall terminate upon the expiration of the extended period, as specified in such provision, after the Optionee's termination of employment with the Corporation or a subsidiary within which the Option is exercisable.


4.4 Effect of Optionee's Disability or Death

If the Optionee ceases to be an Employee of the Corporation or a Subsidiary of the Corporation by reason of Disability, the unexercised portion of any Option held by such Optionee at that time will become immediately vested and will be exercisable for the shorter of one year from the date on which the Optionee ceased to be so employed or the remaining Option term. If the Optionee does not exercise the Option within the time specified, such Option shall terminate. The Corporation shall have the authority to determine the date an Optionee ceases to be an Employee by reason of Disability.

If the Optionee dies while employed by the Corporation or a Subsidiary of the Corporation (or dies within a period of one month after ceasing to be an Employee for any reason other than Disability or within a period of one year after ceasing to be an Employee by reason of Disability), the unexercised portion of any Option held by such Optionee at the time of death will become immediately vested and will be exercisable for the shorter of one year from the date of such Optionee's death, or the remaining Option term. Such Option may be exercised by the executor or administrator of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. If the Option is not exercised within the time specified, such Option shall terminate.


4.5 Limitations on Exercise of Option

Notwithstanding the foregoing Subsections, in no event may the Option be exercised, in whole or in part, after ten years following the Original Date of Grant, or after the occurrence of an event which results in termination of the Option under the Plan.


4.6 Method of Exercise of Option

Cash Exercise (to exercise and retain the Shares): Subject to the terms and conditions of this Option Agreement, the Option may be exercised by delivering written notice of exercise to the Corporation, at its principal office, addressed to the attention of Stock Option Administration, or to the agent/broker designated by the Corporation, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised plus the full amount of all applicable withholding taxes due on the Option exercise. Payment of the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option shall be made either in cash or by certified check payable to the order of the Corporation. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option, as the Corporation may require in its sole discretion. Promptly after exercise of the Option as provided for above, the Corporation shall deliver to the person exercising the Option a certificate or certificates for the shares of Stock being purchased.

Same-Day-Sale Exercise (to exercise and immediately sell all the Shares):
Subject to the terms and conditions of this Option Agreement, the Option may be exercised by delivering written notice of exercise to the agent/broker designated by the Corporation, which notice shall specify the number of shares for which the Option is being exercised and irrevocable instructions to promptly
(1) sell all of the shares of Stock to be issued upon exercise and (2) remit to the Corporation the portion of the sale proceeds sufficient to pay the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option and all applicable taxes due on the Option exercise. The agent/broker shall request issuance of the shares and immediately and concurrently sell the shares on the Optionee's behalf. Payment of the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option, any brokerage fees, transfer fees, and all applicable taxes due on the Option exercise, shall be deducted from the proceeds of the sale of the shares. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option, as the Corporation may require in its sole discretion. Promptly after exercise of the Option as provided for above, the agent/broker shall deliver to the person exercising the Option the net proceeds from the sale of the shares of Stock being exercised and sold.

Sell-to-Cover Exercise (to exercise and immediately sell a portion of the Shares): Subject to the terms and conditions of this Option Agreement, the Option may be exercised by delivering written notice of exercise to the agent/broker designated by the Corporation, which notice shall specify the number of shares for which the Option is being exercised and irrevocable instructions to promptly (1) sell the portion (which must be a whole number) of the shares of Stock to be issued upon exercise sufficient to generate proceeds to pay the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option, any brokerage or transfer fees, and all applicable taxes due on the Option exercise (collectively the "Exercise Costs") and (2) remit to the Corporation a sufficient portion of the sale proceeds to pay the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option and all applicable taxes due on the Option exercise. The agent/broker shall request issuance of the shares and immediately and concurrently sell on the Optionee's behalf only such number of the Shares as is required to generate proceeds sufficient to pay the Exercise Costs. Promptly after exercise of the Option as provided for above, the Corporation shall deliver to the person exercising the Option a certificate for the shares of Stock issued upon exercise which are not sold to pay the Exercise Costs. Promptly after exercise of the Option as provided for above, the agent/broker shall deliver to the person exercising the Option any net proceeds from the sale of the Shares in excess of the Exercise Costs. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option, as the Corporation may require in its sole discretion.

The Option shall not be exercisable if and to the extent the Corporation determines such exercise or method of exercise would violate applicable securities laws, the rules and regulations of any securities exchange or quotation system on which the Stock is listed, or the Company's policies and procedures. An attempt to exercise the Option granted hereunder other than as set forth above shall be invalid and of no force and effect.


4.7 Parachute Limitations

Notwithstanding any other provision of this Option Agreement or the Plan or any other agreement, contract or understanding heretofore or hereafter entered into by the Optionee with the Corporation (or any subsidiary or affiliate thereof), except an agreement, contract or understanding hereafter entered into that expressly modifies or excludes application of this Subsection (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangements heretofore or hereafter adopted by the Corporation (or any such subsidiary or affiliate) for the direct or indirect compensation of the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (an "Other Benefit Plan"), the Optionee shall not have any right to exercise an Option or receive any payment or other benefit under this Option Agreement, any Other Agreement, or any Other Benefit Plan if such right to exercise, payment or benefit, taking into account all other rights, payments or benefits to or for the Optionee under this Option Agreement, all Other Agreements and all Other Benefit Plans, would cause any right, payment or benefit to the Optionee under this Option Agreement to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment"). In the event that the receipt of any such right to exercise or any other payment or benefit under this Option Agreement, any Other Agreement or any Other Benefit Plan would cause the Optionee to be considered to have received a Parachute Payment under this Agreement, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments or benefits under this Option Agreement, any Other Agreements, and/or any Other Benefit Plans, which should be reduced or eliminated so as to avoid having the right, payment or benefit to the Optionee under this Option Agreement be deemed to be a Parachute Payment.


5.  TRANSFERABILITY OF OPTIONS

During the lifetime of an Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.


6.  RIGHTS AS STOCKHOLDER

Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a stockholder of the Corporation in respect of any shares of Stock issuable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee's estate) has been entered as the stockholder or record on the books of the Corporation.


7.  WITHHOLDING OF TAXES

The parties hereto recognize that the Corporation or a subsidiary may be obligated to withhold federal, state and/or local income taxes and Social Security taxes to the extent that the Optionee realizes ordinary income in connection with the exercise of the Option or in connection with a disposition of any shares of Stock acquired by exercise of the Option. The Optionee agrees that the Corporation or a subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Optionee, and also agrees that upon demand the Optionee will promptly pay to the Corporation or a subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or by check payable to the order of the Corporation or a subsidiary.


8.  DISCLAIMER OF RIGHTS

No provision in this Option Agreement shall be construed to confer upon the Optionee the right to be employed by the Corporation or any subsidiary, or to interfere in any way with the right and authority of the Corporation or any subsidiary either to increase or decrease the compensation of the Optionee at any time, or to terminate any employment or other relationship between the Optionee and the Corporation or any subsidiary.


9.  INTERPRETATION OF THIS OPTION AGREEMENT

All decisions and interpretations made by the Board or the Compensation Committee thereof with regard to any question arising under the Plan or this Option Agreement shall be binding and conclusive on the Corporation and the Optionee and any other person entitled to exercise the Option as provided for herein.


10. GOVERNING LAW

This Option Agreement shall be governed by the laws of the State of Delaware (but not including the choice of law rules thereof).


11. BINDING EFFECT

Subject to all restrictions provided for in this Option Agreement, the Plan, and by applicable law relating to assignment and transfer of this Option Agreement and the option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.


12. NOTICE

Any notice hereunder by the Optionee to the Corporation shall be in writing and shall be deemed duly given if mailed or delivered to the Corporation at its principal office, addressed to the attention of Stock Plan Administration or if so mailed or delivered to such other address as the Corporation may hereafter designate by notice to the Optionee. Any notice hereunder by the Corporation to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Corporation.


13. ENTIRE AGREEMENT

This Option Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral (including, without limitation, the Stock Option Agreement between the Corporation and Optionee dated February 19, 2002), of the parties hereto with respect to the subject matter hereof. Except for amendments to the Plan incorporated into this Option Agreement by reference pursuant to Section 2 above, neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Optionee; provided, however, that the Corporation unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

                                 SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Option Agreement, or caused this Amended and Restated Option Agreement to be duly executed on their behalf, as of the day and year first above written.

Transaction Systems Architects, Inc.:     Optionee:

By:                                       By:
   ----------------------------------        -----------------------------------
   Dennis P. Byrnes, Secretary               Gregory D. Derkacht


                                       ADDRESS FOR NOTICE TO OPTIONEE:


                                       -----------------------------------------
                                       Number         Street        Apt.


                                       -----------------------------------------
                                       City       State            Zip Code


                                       -----------------------------------------
                                       SS#                         Hire Date


                                       DESIGNATED BENEFICIARY:


                                       -----------------------------------------
                                       Please Print Last Name, First Name MI


                                       -----------------------------------------
                                       Beneficiary's Street Address


                                       -----------------------------------------
                                       City       State            Zip Code


                                       -----------------------------------------
                                       Beneficiary's Social Security Number

         I understand that in the event of my death, the above named beneficiary will have control of any unexercised options remaining in my account at that time. If no beneficiary is designated or if the named beneficiary does not survive me, the options will become part of my estate. This beneficiary designation does NOT apply to stock acquired by the exercise of options prior to my death.



                                       -----------------------------------------
                                       SIGNATURE                    DATE

--------------------------------------------------------------------------------
After completing this page, please make a copy for your records and return it to Stock Plan Administration, Transaction Systems Architects, Inc., 224 S. 108 Avenue, Omaha, NE 68154
--------------------------------------------------------------------------------

1999 Stock Option Plan - US Plan
200,000 Options            $9.80/Share Exercise Price          February 19, 2002

                                    EXHIBIT D








--------------------------------------------------------------------------------

================================================================================



                              AMENDED AND RESTATED
                             STOCK OPTION AGREEMENT

                                      UNDER

                      TRANSACTION SYSTEMS ARCHITECTS, INC.
                             1999 STOCK OPTION PLAN
                                  as amended by
                     the Stockholders on February 22, 2000,
                     the Board of Directors on May 5, 2000,
                   the Stockholders on February 20, 2001, and
                      the Stockholders on February 19, 2002

                                    US MASTER
================================================================================

--------------------------------------------------------------------------------






















                               GREGORY D. DERKACHT

                                TABLE OF CONTENTS

                                                                           Page

1.  GRANT OF NON-QUALIFIED STOCK OPTION...................................... 1

2.  TERMS OF PLAN............................................................ 1

3.  EXERCISE PRICE........................................................... 2

4.  EXERCISE OF OPTION....................................................... 2

    4.1      Time of Exercise of Option...................................... 2
    4.2      Acceleration of Option.......................................... 3
    4.3      Termination of Option........................................... 5
    4.4      Effect of Optionee's Disability or Death........................ 6
    4.5      Limitations on Exercise of Option............................... 6
    4.6      Method of Exercise of Option
             Cash Exercise................................................... 6
             Same-Day-Sale Exercise.......................................... 7
             Sell-to-Cover Exercise.......................................... 7
    4.7      Parachute Limitations........................................... 8

5.  TRANSFERABILITY OF OPTIONS............................................... 8

6.  RIGHTS AS STOCKHOLDER.................................................... 8

7.  WITHHOLDING OF TAXES..................................................... 9

8.  DISCLAIMER OF RIGHTS..................................................... 9

9.  INTERPRETATION OF THIS OPTION AGREEMENT.................................. 9

10. GOVERNING LAW............................................................ 9

11. BINDING EFFECT........................................................... 9

12. NOTICE.................................................................. 10

13. ENTIRE AGREEMENT........................................................ 10

    SIGNATURE PAGE (TO BE COMPLETED AND RETURNED)

--------------------------------------------------------------------------------

================================================================================

                              AMENDED AND RESTATED
                             STOCK OPTION AGREEMENT
                      TRANSACTION SYSTEMS ARCHITECTS, INC.
                             1999 STOCK OPTION PLAN
                                  as amended by
                     the Stockholders on February 22, 2000,
                     the Board of Directors on May 5, 2000,
                   the Stockholders on February 20, 2001, and
                      the Stockholders on February 19, 2002

================================================================================

--------------------------------------------------------------------------------

This Stock Option Agreement (the "Option Agreement"), which was originally made as of February 19, 2002 (the "Original Date of Grant"), by and between Transaction Systems Architects, Inc., ("TSA") a Delaware corporation (the "Corporation") and GREGORY D. DERKACHT, an employee of the Corporation or its subsidiaries (the "Optionee"), is amended and restated effective as of February 26, 2004.

WHEREAS, the Board of Directors of the Corporation has duly adopted and approved the 1999 Stock Option Plan (the "Plan"), which Plan authorizes the Corporation to grant to eligible individuals options for the purchase of shares of the Corporation's Class A Common Stock (the "Stock"); and

WHEREAS, the Corporation has determined that it is desirable and in its best interests to grant the Optionee, pursuant to the Plan, an option to purchase a certain number of shares of Stock, in order to provide the Optionee with an incentive to advance the interests of the Corporation, all according to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:


1.  GRANT OF NON-QUALIFIED STOCK OPTION

Subject to the terms of the Plan, the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation, on the terms and subject to the conditions set forth in the Plan and in this Agreement, 200,000 shares of Class A Common Stock. This Option shall not constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


2.  TERMS OF PLAN

The Option granted pursuant to this Option Agreement is granted subject to the terms and conditions set forth in the Plan, a copy of which is attached to this Option Agreement. All terms and conditions of the Plan, as may be amended from time to time, are hereby incorporated into this Option Agreement by reference and shall be deemed to be part of this Option Agreement, without regard to whether such terms and conditions (including, for example, provisions relating to certain changes in capitalization of the Corporation) are not otherwise set forth in this Option Agreement. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.


3.  EXERCISE PRICE

The Exercise Price for the shares of Stock subject to the Option granted by this Option Agreement is $9.80 per share.


4.  EXERCISE OF OPTION

Except as otherwise provided herein, and subject to the provisions of the Plan (including restrictions on the transferability of the Option and special provisions relating to exercise or termination of the Option following the Optionee's termination of employment, disability, death or retirement or certain changes in capitalization of the Corporation), the Option granted pursuant to this Option Agreement shall be subject to exercise as follows:


4.1 Time of Exercise of Option

The Optionee may exercise the Option (subject to the limitations on exercise set forth in this Agreement and in the Plan), in installments as follows:

       (i) Provided that those shares subject to this Option, or any portion thereof, do not first become exercisable pursuant to the terms and conditions of Subsections 4.1(ii), 4.1(iii) or 4.1(iv) herein, or Section 4.2, those shares subject to this Option shall become exercisable as follows: no Option may be exercised during the first year from the Original Date of Grant; after one year from the Original Date of Grant, the Option shall be exercisable in respect of 25 percent of the number of shares subject to this Option; after the expiration of each of the second, third, and fourth years from the Original Date of Grant, the Option shall be exercisable in respect of an additional 25 percent of number of the shares subject to this Option.

       (ii) 100,000 of those shares subject to this Option shall become exercisable on and after November 15, 2002; provided, however, that the Company's Revenues, Cash Flow, and Contribution Margin for fiscal year ended September 30, 2002 either meet or exceed $320,000,000, $42,800,000, and
    $25,000,000, respectively, and the Ending Backlog as of fiscal year ended September 30, 2002 meets or exceeds $218,000,000.

       (iii) 100,000 of those shares subject to this Option shall become exercisable on and after November 15, 2003; provided however that the Company's Revenues, Cash Flow, Contribution Margin, and Ending Backlog for/at fiscal year ended September 30, 2003 either meet or exceed the respective Revenue, Cash-flow, Contribution Margin, and Ending Backlog targets established by the Board of Directors for the fiscal year ended September 30, 2003.

       (iv) If, within 4 years of the Original Date of Grant, the average closing bid price of the Company's stock is greater than $30 for any consecutive 60-day period (calendar days), all shares subject to this Option will become exercisable on and after the end of such 60-day period.

The foregoing installments, to the extent not exercised, shall accumulate and be exercisable, in whole or in part, at any time and from time to time, after becoming exercisable and prior to the termination of the Option; provided, that no single exercise of the Option shall be for less than 100 shares, unless at the time of the exercise, the maximum number of shares available for purchase under this Option is less than 100 shares. In no event shall the Option be exercised for a fractional share.


4.2 Acceleration of Option.

    Notwithstanding any other provision of this Agreement to the contrary, the Option granted hereby shall become immediately exercisable upon the occurrence of a Change in Control (as hereinafter defined) of the Corporation if Optionee is an employee of the Corporation or any of its subsidiaries on the date of the consummation of such Change in Control.

    For purposes of this Section 4.2, a "Change in Control" means the occurrence of any of the following events:

       (i) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the then-outstanding Voting Stock of the Corporation; provided, however, that:

                     (1) for purposes of this paragraph (i), the following
                  acquisitions shall not constitute a Change in Control: (A) any acquisition of Voting Stock of the Corporation directly from the Corporation that is approved by a majority of the Incumbent Directors, (B) any acquisition of Voting Stock of the Corporation by the Corporation or any subsidiary of the Corporation, (C) any acquisition of Voting Stock of the Corporation by the trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any subsidiary of the Corporation, and (D) any acquisition of Voting Stock of the Corporation by any Person pursuant to a Business Transaction that complies with clauses (A), (B) and (C) of subparagraph (i)(3) below;

                     (2) if any Person is or becomes the beneficial owner
                  of 20% or more of combined voting power of the then-outstanding Voting Stock of the Corporation as a result of a transaction described in clause (A) of subparagraph
                  (i)(1) above and such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Corporation representing 1% or more of the then-outstanding Voting Stock of the Corporation, other than in an acquisition directly from the Corporation that is approved by a majority of the Incumbent Directors or other than as a result of a stock dividend, stock split or similar transaction effected by the Corporation in which all holders of Voting Stock are treated equally, such subsequent acquisition shall be treated as a Change in Control;

                     (3) a Change in Control will not be deemed to have
                  occurred if a Person is or becomes the beneficial owner of 20% or more of the Voting Stock of the Corporation as a result of a reduction in the number of shares of Voting Stock of the Corporation outstanding pursuant to a transaction or series of transactions that is approved by a majority of the Incumbent Directors unless and until such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Corporation representing 1% or more of the then-outstanding Voting Stock of the Corporation, other than as a result of a stock dividend, stock split or similar transaction effected by the Corporation in which all holders of Voting Stock are treated equally; and

                     (4) if at least a majority of the Incumbent Directors
                  determine in good faith that a Person has acquired beneficial ownership of 20% or more of the Voting Stock of the Corporation inadvertently, and such Person divests as promptly as practicable but no later than the date, if any, set by the Incumbent Board a sufficient number of shares so that such Person beneficially owns less than 20% of the Voting Stock of the Corporation, then no Change in Control shall have occurred as a result of such Person's acquisition; or


       (ii) a majority of the Board ceases to be comprised of Incumbent Directors; or

       (iii) the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of the stock or assets of another corporation, or other transaction (each, a "Business Transaction"), unless, in each case, immediately following such Business Transaction (A) the Voting Stock of the Corporation outstanding immediately prior to such Business Transaction continues to represent (either by remaining outstanding or by being converted into Voting Stock of the surviving entity or any parent thereof), more than 60% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction (including, without limitation, an entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries),
    (B) no Person (other than the Corporation, such entity resulting from such Business Transaction, or any employee benefit plan (or related trust) sponsored or maintained by the Corporation, any subsidiary of the Corporation or such entity resulting from such Business Transaction) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Transaction were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Transaction; or

       (iv) approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation, except pursuant to a Business Transaction that complies with clauses (A), (B) and (C) of paragraph (iii).

    For purposes of this Section 4.2, the term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    For purposes of this Section 4.2, the term "Incumbent Directors" means the individuals who, as of the date hereof, are Directors of the Corporation and any individual becoming a Director subsequent to the date hereof whose election, nomination for election by the Corporation's shareholders, or appointment, was approved by a vote of at least two-thirds of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual's election or appointment to the Board occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

    For purposes of this Section 4.2, the term "Voting Stock" means securities entitled to vote generally in the election of directors.


4.3 Termination of Option

The Option shall terminate upon the earlier of the expiration of a period of (i) ten years from the Original Date of Grant, or (ii) one month from the date of the Optionee's termination of employment with the Corporation or a subsidiary; provided, however, that if such termination of employment falls within the scope of one of the provisions of the Plan providing for an extended exercise period in excess of one month, the Option shall terminate upon the expiration of the extended period, as specified in such provision, after the Optionee's termination of employment with the Corporation or a subsidiary within which the Option is exercisable.


4.4 Effect of Optionee's Disability or Death

If the Optionee ceases to be an Employee of the Corporation or a Subsidiary of the Corporation by reason of Disability, the unexercised portion of any Option held by such Optionee at that time will become immediately vested and will be exercisable for the shorter of one year from the date on which the Optionee ceased to be so employed or the remaining Option term. If the Optionee does not exercise the Option within the time specified, such Option shall terminate. The Corporation shall have the authority to determine the date an Optionee ceases to be an Employee by reason of Disability.

If the Optionee dies while employed by the Corporation or a Subsidiary of the Corporation (or dies within a period of one month after ceasing to be an Employee for any reason other than Disability or within a period of one year after ceasing to be an Employee by reason of Disability), the unexercised portion of any Option held by such Optionee at the time of death will become immediately vested and will be exercisable for the shorter of one year from the date of such Optionee's death, or the remaining Option term. Such Option may be exercised by the executor or administrator of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. If the Option is not exercised within the time specified, such Option shall terminate.


4.5 Limitations on Exercise of Option

Notwithstanding the foregoing Subsections, in no event may the Option be exercised, in whole or in part, after ten years following the Original Date of Grant, or after the occurrence of an event which results in termination of the Option under the Plan.


4.6 Method of Exercise of Option

Cash Exercise (to exercise and retain the Shares): Subject to the terms and conditions of this Option Agreement, the Option may be exercised by delivering written notice of exercise to the Corporation, at its principal office, addressed to the attention of Stock Option Administration, or to the agent/broker designated by the Corporation, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised plus the full amount of all applicable withholding taxes due on the Option exercise. Payment of the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option shall be made either in cash or by certified check payable to the order of the Corporation. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option, as the Corporation may require in its sole discretion. Promptly after exercise of the Option as provided for above, the Corporation shall deliver to the person exercising the Option a certificate or certificates for the shares of Stock being purchased.

Same-Day-Sale Exercise (to exercise and immediately sell all the Shares):
Subject to the terms and conditions of this Option Agreement, the Option may be exercised by delivering written notice of exercise to the agent/broker designated by the Corporation, which notice shall specify the number of shares for which the Option is being exercised and irrevocable instructions to promptly
(1) sell all of the shares of Stock to be issued upon exercise and (2) remit to the Corporation the portion of the sale proceeds sufficient to pay the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option and all applicable taxes due on the Option exercise. The agent/broker shall request issuance of the shares and immediately and concurrently sell the shares on the Optionee's behalf. Payment of the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option, any brokerage fees, transfer fees, and all applicable taxes due on the Option exercise, shall be deducted from the proceeds of the sale of the shares. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option, as the Corporation may require in its sole discretion. Promptly after exercise of the Option as provided for above, the agent/broker shall deliver to the person exercising the Option the net proceeds from the sale of the shares of Stock being exercised and sold.

Sell-to-Cover Exercise (to exercise and immediately sell a portion of the Shares): Subject to the terms and conditions of this Option Agreement, the Option may be exercised by delivering written notice of exercise to the agent/broker designated by the Corporation, which notice shall specify the number of shares for which the Option is being exercised and irrevocable instructions to promptly (1) sell the portion (which must be a whole number) of the shares of Stock to be issued upon exercise sufficient to generate proceeds to pay the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option, any brokerage or transfer fees, and all applicable taxes due on the Option exercise (collectively the "Exercise Costs") and (2) remit to the Corporation a sufficient portion of the sale proceeds to pay the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option and all applicable taxes due on the Option exercise. The agent/broker shall request issuance of the shares and immediately and concurrently sell on the Optionee's behalf only such number of the Shares as is required to generate proceeds sufficient to pay the Exercise Costs. Promptly after exercise of the Option as provided for above, the Corporation shall deliver to the person exercising the Option a certificate for the shares of Stock issued upon exercise which are not sold to pay the Exercise Costs. Promptly after exercise of the Option as provided for above, the agent/broker shall deliver to the person exercising the Option any net proceeds from the sale of the Shares in excess of the Exercise Costs. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option, as the Corporation may require in its sole discretion.

The Option shall not be exercisable if and to the extent the Corporation determines such exercise or method of exercise would violate applicable securities laws, the rules and regulations of any securities exchange or quotation system on which the Stock is listed, or the Company's policies and procedures. An attempt to exercise the Option granted hereunder other than as set forth above shall be invalid and of no force and effect.


4.7 Parachute Limitations

Notwithstanding any other provision of this Option Agreement or the Plan or any other agreement, contract or understanding heretofore or hereafter entered into by the Optionee with the Corporation (or any subsidiary or affiliate thereof), except an agreement, contract or understanding hereafter entered into that expressly modifies or excludes application of this Subsection (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangements heretofore or hereafter adopted by the Corporation (or any such subsidiary or affiliate) for the direct or indirect compensation of the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (an "Other Benefit Plan"), the Optionee shall not have any right to exercise an Option or receive any payment or other benefit under this Option Agreement, any Other Agreement, or any Other Benefit Plan if such right to exercise, payment or benefit, taking into account all other rights, payments or benefits to or for the Optionee under this Option Agreement, all Other Agreements and all Other Benefit Plans, would cause any right, payment or benefit to the Optionee under this Option Agreement to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment"). In the event that the receipt of any such right to exercise or any other payment or benefit under this Option Agreement, any Other Agreement or any Other Benefit Plan would cause the Optionee to be considered to have received a Parachute Payment under this Agreement, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments or benefits under this Option Agreement, any Other Agreements, and/or any Other Benefit Plans, which should be reduced or eliminated so as to avoid having the right, payment or benefit to the Optionee under this Option Agreement be deemed to be a Parachute Payment.


5.  TRANSFERABILITY OF OPTIONS

During the lifetime of an Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.


6.  RIGHTS AS STOCKHOLDER

Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a stockholder of the Corporation in respect of any shares of Stock issuable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee's estate) has been entered as the stockholder or record on the books of the Corporation.


7.  WITHHOLDING OF TAXES

The parties hereto recognize that the Corporation or a subsidiary may be obligated to withhold federal, state and/or local income taxes and Social Security taxes to the extent that the Optionee realizes ordinary income in connection with the exercise of the Option or in connection with a disposition of any shares of Stock acquired by exercise of the Option. The Optionee agrees that the Corporation or a subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Optionee, and also agrees that upon demand the Optionee will promptly pay to the Corporation or a subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or by check payable to the order of the Corporation or a subsidiary.


8.  DISCLAIMER OF RIGHTS

No provision in this Option Agreement shall be construed to confer upon the Optionee the right to be employed by the Corporation or any subsidiary, or to interfere in any way with the right and authority of the Corporation or any subsidiary either to increase or decrease the compensation of the Optionee at any time, or to terminate any employment or other relationship between the Optionee and the Corporation or any subsidiary.


9.  INTERPRETATION OF THIS OPTION AGREEMENT

All decisions and interpretations made by the Board or the Compensation Committee thereof with regard to any question arising under the Plan or this Option Agreement shall be binding and conclusive on the Corporation and the Optionee and any other person entitled to exercise the Option as provided for herein.


10. GOVERNING LAW

This Option Agreement shall be governed by the laws of the State of Delaware (but not including the choice of law rules thereof).


11. BINDING EFFECT

Subject to all restrictions provided for in this Option Agreement, the Plan, and by applicable law relating to assignment and transfer of this Option Agreement and the option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.


12. NOTICE

Any notice hereunder by the Optionee to the Corporation shall be in writing and shall be deemed duly given if mailed or delivered to the Corporation at its principal office, addressed to the attention of Stock Plan Administration or if so mailed or delivered to such other address as the Corporation may hereafter designate by notice to the Optionee. Any notice hereunder by the Corporation to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Corporation.


13. ENTIRE AGREEMENT

This Option Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral (including, without limitation, the Stock Option Agreement between the Corporation and Optionee dated February 19, 2002), of the parties hereto with respect to the subject matter hereof. Except for amendments to the Plan incorporated into this Option Agreement by reference pursuant to Section 2 above, neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Optionee; provided, however, that the Corporation unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

                                 SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Option Agreement, or caused this Amended and Restated Option Agreement to be duly executed on their behalf, as of the day and year first above written.

Transaction Systems Architects, Inc.:     Optionee:

By:                                       By:
   ----------------------------------        -----------------------------------
   Dennis P. Byrnes, Secretary               Gregory D. Derkacht


                                       ADDRESS FOR NOTICE TO OPTIONEE:


                                       -----------------------------------------
                                       Number         Street        Apt.


                                       -----------------------------------------
                                       City       State            Zip Code


                                       -----------------------------------------
                                       SS#                         Hire Date


                                       DESIGNATED BENEFICIARY:


                                       -----------------------------------------
                                       Please Print Last Name, First Name MI


                                       -----------------------------------------
                                       Beneficiary's Street Address


                                       -----------------------------------------
                                       City       State            Zip Code


                                       -----------------------------------------
                                       Beneficiary's Social Security Number

     I understand that in the event of my death, the above named beneficiary will have control of any unexercised options remaining in my account at that time. If no beneficiary is designated or if the named beneficiary does not survive me, the options will become part of my estate. This beneficiary designation does NOT apply to stock acquired by the exercise of options prior to my death.



                                       -----------------------------------------
                                       SIGNATURE                    DATE

--------------------------------------------------------------------------------
After completing this page, please make a copy for your records and return it to Stock Plan Administration, Transaction Systems Architects, Inc., 224 S. 108 Avenue, Omaha, NE 68154
--------------------------------------------------------------------------------

1999 Stock Option Plan - US Plan
200,000 Options            $9.80/Share Exercise Price          February 19, 2002

                                    EXHIBIT E


                              AMENDED AND RESTATED
                        SEVERANCE COMPENSATION AGREEMENT


    SEVERANCE COMPENSATION AGREEMENT dated as of September 28, 2004 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Gregory D. Derkacht (the "Executive").

    WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of the Executive to his assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

    WHEREAS, the Company and the Executive entered into a severance compensation agreement dated as of April 28, 2003 (the "Severance Agreement"); and

    WHEREAS, the Company and the Executive have entered into that third amended and restated employment agreement of even date herewith (as amended, the "Employment Agreement") and wish to amend and restate the Severance Agreement in connection therewith.

    NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.  TERM.

    This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of
(i) the appointment of a successor CEO as provided in the Employment Agreement;
(ii) the termination of Executive's employment for any reason prior to a Change in Control; and (iii) three years after the date of a Change in Control.

2.  CHANGE IN CONTROL.

    For purposes of this Agreement, Change in Control shall mean:

    (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or
(C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in sub-clauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

    (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

    (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation
(i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

    (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or
(B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may
be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.  TERMINATION FOLLOWING A CHANGE IN CONTROL.

    (a) The Executive shall be entitled to the compensation provided in Section 4 of this Agreement if all of the following conditions are satisfied:

         (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

         (ii) the Executive's employment with the Company is terminated within two years after the Change in Control;

         (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in section 3(b) below); (C) the Executive's Retirement (as defined in section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below); and

         (iv) the Executive executes and delivers to the Company the Release contemplated under the Employment Agreement.

    (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in section 3(g) below) the following:

         (i) one times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

         (ii) his earned but unpaid base salary through his Date of Termination; plus

         (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

         (iv) interest on the amounts payable pursuant to clauses (i), (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

    (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

    (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute Cause under this clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company; or (iii) the Executive's violation of any provision of the Company's Code of Business Conduct and Ethics or the Company' Code of Ethics for the Chief Executive Officer and Senior Financial Officers, as the same may be amended from time to time.

    For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

    Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

    (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

         (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

         (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive);

         (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either sub-clause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

         (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either sub-clause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

         (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either sub-clause
    (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of
    (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year; or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

         (vi) the Executive's relocation, at the request of the Company, more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

         (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

         (viii) any material breach by the Company of any provision of this Agreement;

         (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

         (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

         (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

    (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

    (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.  SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

    (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

        (i) the Severance Amount as defined in Section 4(b) below; plus

        (ii) his earned but unpaid base salary through his Date of Termination; plus

        (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

        (iv) interest on the amounts payable pursuant to clauses (i), (ii) and
    (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

    (b) "Severance Amount" shall mean an amount equal to one times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

        (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

        (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

        (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as "foreign earned income" within the meaning of
    Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following:
    (A) amounts realized from the exercise of a non-qualified stock option; and
    (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code Section
    422 (b) or under an employee stock purchase plan described in code Section 423 (b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or non-qualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a non-qualified deferred compensation plan. A "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code
    Section 414.

    (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall he deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1965, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (c).

5.  NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL RIGHTS.

    (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

    (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.  INCENTIVE AWARDS.

    In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.  CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

    (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

    (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.  INDEMNIFICATION.

    (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

    (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

    (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

    (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

    (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

        (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

        (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

    (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.  SUCCESSORS.

    (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

    (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall he paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10. NOTICE.

    For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

    If to the Company:

    Transaction Systems Architects, Inc.
    224 South 108th Avenue
    Omaha, NE 68154
    Attn: General Counsel

    If to the Executive:

    Gregory D. Derkacht
    [Address]


or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11. MISCELLANEOUS.

    No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement or the Employment Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12. CONFLICT IN BENEFITS.

    Except as otherwise provided in the preceding sentences or the Employment Agreement, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13. VALIDITY.

    The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14. SURVIVORSHIP.

    The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15. LEGAL FEES AND EXPENSES.

    If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs of expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16. EFFECTIVE DATE.

    This Agreement shall become effective upon execution.

17. COUNTERPARTS.

    This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18. NO GUARANTEE OF EMPLOYMENT.

    Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19. NO ASSIGNMENT BY EXECUTIVE.

    Except as otherwise provided in Section 9(b), the Executive's rights and interests under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20. WAIVER.

    The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not he deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21. WITHHOLDING.

    All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22. HEADINGS.

    The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23. NUMBERS AND GENDER.

    The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                            TRANSACTION SYSTEMS ARCHITECTS, INC.


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            EXECUTIVE:


                                            ------------------------------------
                                            Gregory D. Derkacht

                                   APPENDIX A

EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

      Year 1:      3 x $30,000 = $90,000
      Year 2:      $120,000
          [90,000 + 120,000] DIVIDED BY 2 = $105,000

      $105,000 is the average fiscal-year Compensation for the Base Period.

EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period. The Executive's Base Amount is $140,000

      Year 1:      [3 X $30,000] + $70,000 = $160,000
      Year 2:      $120,000
          [160,000 + 120,000] DIVIDED BY 2 = $140,000

Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.

EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

      Year 1:      3 x $30,000 = $90,000
          $90,000 DIVIDED BY 1 = $90,000

      $90,000 is the average fiscal-year Compensation for the Base Period.

                                    EXHIBIT F

                                 GENERAL RELEASE

         This General Release of All Claims (this "Release") is made and entered into as of __________, ____, by and between Transaction Systems Architects, Inc., a Delaware corporation ("Employer"), and Gregory D. Derkacht ("Employee"). As used in this Release, the term "Employer" will include Employer, and Employer's predecessors, parents, subsidiaries, divisions, affiliates, officers, directors, managers, stockholders, members, employees, successors, assigns, representatives, agents, accountants, and counsel, unless the context clearly requires otherwise.

         In consideration of the promises set forth in this Release, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Employee and Employer agree as follows:

         1. Effectiveness of Release. This Release will be effective on the eighth (8th) day after it is executed by Employee, provided that Employee has not revoked Employee's release as provided in Section 5(c) below.

         2. Termination of Employment. The parties acknowledge that Employee's employment relationship with Employer ceased as of ___________, ____ in accordance with the terms and conditions of the Third Amended and Restated Employment Agreement, dated as of ___________ (the "Agreement"), by and between Employer and Employee.

         3. Separation Compensation. In consideration of the promises contained herein, Employer will pay to Employee the payments set forth in, and in accordance with the terms of, Section 4(c) , 6(c) or 6(d) of the Agreement, as the case may be. Such compensation will be in full and complete satisfaction of Employer's obligations under those sections of the Agreement.

         4. Compensation and Benefits. Any additional compensation and benefits described by the Agreement will be provided to Employee in accordance with the terms of the Agreement.

         5. Release.

         (a) In accordance with Section 7(c) of the Agreement, in consideration for the promises contained herein, Employee hereby releases and forever discharges Employer from any and all charges, complaints, liabilities, claims, promises, agreements, controversies, damages, causes of action, suits, or expenses of any kind or nature whatsoever, known or unknown, foreseen or unforeseen to the date upon which Employee executes this Release (collectively, "Claims"), including (but not limited to) claims arising in any way from Employee's employment with Employer, Employee's service as an officer and manager of Employer, Employee's status as a stockholder of Employer, or Employee's agreements to resign Employee's employment and other positions as provided in the Agreement, including, without limitation, any and all alleged discrimination or acts of discrimination that occurred or may have occurred on or before the date upon which Employee executes this Release based upon race, color, sex, creed, national origin, age, disability, or any other violation of any equal employment opportunity law, ordinance, rule, regulation or order (including, but not limited to, Title VII of the Civil Rights Act of 1964, as amended ("Title VII"); the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended ("ADEA") (as further described in Section 5(c) below); the Americans with Disabilities Act ("ADA"); Claims under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); or any other federal, state, or local laws or regulations regarding employment discrimination or termination of employment) and any Claims for wrongful discharge, fraud, or misrepresentation under any statute, rule, regulation, or under the common law.

         (b) Employee expressly waives all rights to any and all termination, severance, and separation compensation and benefits except as may be provided in this Release and the Agreement.

         (c) Employee acknowledges that Employer encouraged Employee to consult with an attorney of Employee's choosing prior to executing this Release, and through this Release encourages Employee to consult with Employee's attorney with respect to possible Claims under the ADEA and that Employee understands that the ADEA is a federal statute that prohibits discrimination, on the basis of age, in employment, benefits, and benefit plans. Employee wishes to waive any and all Claims under the ADEA that Employee may have, as of the date upon which Employee executes this Release, against Employer, and hereby waives such Claims. Employee further understands that by signing this Release, Employee is in fact waiving, releasing and forever giving up any Claim under the ADEA that may have existed on or prior to the date upon which Employee executes this Release. Employee acknowledges that Employee is receiving consideration for Employee's waiver of any and all Claims under the ADEA in addition to anything of value to which Employee is already entitled. Employee also acknowledges that he has been given a period of twenty-one (21) days to consider this Release, and, if executed prior to the expiration of such 21-day period, Employee does hereby knowingly and voluntarily waive all or part of said 21-day period. Employee also understands that Employee has seven (7) days following the date upon which Employee executes this Release within which to revoke the release contained in this Section 5(c) (the "Revocation Period"), by providing a written notice of Employee's revocation of the release and waiver contained in this Section 5(c) to Employer. The release of Claims under the ADEA contained in this Section 5(c) does not become effective or enforceable until the Revocation Period has expired.

         (d) Notwithstanding the foregoing, Employee does not, and will not, release, discharge or waive any rights to indemnification that Employee may have under the Articles of Incorporation, Bylaws or similar constituent documents of Employer, the laws of the State of Delaware, any indemnification agreement between Employee and Employer or any insurance coverage maintained by or on behalf of Employer, nor will Employer take any action, directly or indirectly, to encumber or adversely affect Employee's rights under any such indemnification arrangement. Further, the release contained in this Section 5 will not affect any rights granted to Employee, or obligations of Employer, under the terms of this Release, except to the extent such rights have previously been satisfied or are satisfied pursuant to this Release, under the terms of the Agreement.

         (e) Nothing contained in this Release will be deemed or construed as an admission of wrongdoing or liability on the part of Employee.

         6. Miscellaneous Provisions.

         (a) Binding on Successors; Assignment. This Release will be binding upon and inure to the benefit of Employer and Employee and each of their respective successors, assigns, personal and legal representatives, executors, administrators, heirs, distributees, devisees, and legatees, as applicable; provided, however, that neither this Release nor any rights or obligations hereunder will be assignable or otherwise subject to hypothecation by Employee (except by will or by operation of the laws of intestate succession) or by Employer, except that Employer may assign this Release to any successor (whether by merger, purchase, or otherwise) to all or substantially all of the stock, assets, or businesses of Employer, if such successor expressly agrees to assume the obligations of Employer hereunder.

         (b) Governing Law. This Release will be governed, construed, interpreted, and enforced in accordance with the substantive laws of the State of Nebraska, without regard to conflicts of law principles.

         (c) Severability. Whenever possible, each provision of this Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Release is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision or any other jurisdiction, but this Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision had never been contained herein.

         (d) Notices. All communications and notices provided for in this Release will be given in accordance with Section 19 of the Agreement.

         (e) Counterparts. This Release may be executed in several counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same Release. Facsimile signatures to this Release shall have the same legal effect as manual signatures.

         (f) Entire Agreement. The terms of this Release and the Agreement are intended by the parties to be the final expression of their agreement with respect to the matters addressed herein and therein and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Release and the Agreement will constitute the complete and exclusive statement of their terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding to vary the terms of this Release or the Agreement.

         (g) Amendments; Waivers. This Release may not be modified, amended, or terminated except by an instrument in writing, signed by Employee and Employer. Failure on the part of either party to complain of any action or omission, breach, or default on the part of the other party, no matter how long the same may continue, will never be deemed to be a waiver of any rights or remedies hereunder, at law or in equity. Employee or Employer may waive compliance by the other party with any provision of this Release that such other party was or is obligated to comply with or perform only through an executed writing; provided, however, that such waiver will not operate as a waiver of, or estoppel with respect to, any other or subsequent failure.

         (h) No Inconsistent Actions; Enforcement. The Employer and Employee will not voluntarily undertake or fail to undertake any action or course of action that is inconsistent with the provisions or essential intent of this Release. Furthermore, it is the intent of the parties hereto to act in a fair and reasonable manner with respect to the interpretation and application of the provisions of this Release. Employee acknowledges and agrees that the remedy at law available to Employer for breach of any of Employee's obligations under
Section 5 would be inadequate and that damages flowing from such a breach may not readily be susceptible to being measured in monetary terms.

         (i) Headings and Section References. The headings used in this Release are intended for convenience of reference only and will not in any manner amplify, limit, modify, or otherwise be used in the construction or interpretation of any provision of this Release. All section references are to sections of this Release, unless otherwise noted.

         (j) Authority. The Employer represents and warrants that it and its signatory hereto are duly authorized and empowered to execute and enter into this Release without any further action or approval.

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THIS RELEASE INCLUDES A COMPLETE AND PERMANENT RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE HAS READ THIS RELEASE AND THAT EMPLOYEE FULLY KNOWS, UNDERSTANDS, AND APPRECIATES ITS CONTENTS, AND THAT EMPLOYEE HEREBY EXECUTES THE SAME AND MAKES THIS RELEASE AND THE AGREEMENTS PROVIDED FOR HEREIN VOLUNTARILY AND OF EMPLOYEE'S OWN FREE WILL.

IN WITNESS WHEREOF, the parties have executed and delivered this Release as of the date first set forth above.

EMPLOYER                                       EMPLOYEE

By:
   -------------------------------             ---------------------------------
                                               Gregory D. Derkacht
Name:
     -----------------------------

Title:
      ----------------------------